UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2026

RANK ONE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-43137	47-3970528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Broadway, Suite 1200,

Denver, Colorado 80203

(Address of principal executive offices, including zip code)

(303) 317-6118

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2026, the Board of Directors (the “Board”) of Rank One Computing Corporation (the “Company”) appointed Dr. Kathleen L. Kiernan to serve as a member of the Board as an independent director. Dr. Kiernan’s appointment fills a newly created director position and is effective June 15, 2026. Dr. Kiernan will serve as a director until the Company’s next annual meeting of shareholders or until her successor is duly elected or appointed and qualified, or until her earlier death, resignation, or removal.

The Board has affirmatively determined that Dr. Kiernan qualifies as an “independent director” within the meaning of Nasdaq Listing Rule 5605(a)(2).

Dr. Kiernan, age 70, is a nationally recognized expert in biometrics, public safety technology, and national security policy. She previously served as President of NEC National Security Systems from 2021 to 2025 and has served in a transitional advisory role through June 2026. Dr. Kiernan is the founder and Chief Executive Officer of Kiernan Group Holdings, Inc., a women-owned global consulting firm specializing in intelligence, law enforcement, and national security, which she has led since 2009. She previously served as Assistant Director for the Office of Strategic Intelligence and Information at the U.S. Bureau of Alcohol, Tobacco and Firearms. Dr. Kiernan holds a Doctorate in Education (Northern Illinois University), a Master of Science in Strategic Intelligence (National Intelligence College), and a Master of Arts in International Transactions (George Mason University).

Dr. Kiernan will be compensated for her Board service in accordance with the Company’s director compensation program, which provides for an annual equity retainer of $50,000 in the form of restricted stock units and an annual cash retainer of $12,500, prorated for the portion of the fiscal year remaining as of June 15, 2026. The Company will also enter into its standard form of Director Indemnification Agreement with Dr. Kiernan.

There are no arrangements or understandings between Dr. Kiernan and any other persons pursuant to which Dr. Kiernan was selected as a director. Dr. Kiernan has no family relationship with any director or executive officer of the Company. Dr. Kiernan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Indemnity Agreement
99.1	Press Release of Rank One Computing Corporation, dated June 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANK ONE COMPUTING CORPORATION

Date: June 16, 2026	By:	/s/ B. Scott Swann
	Name:	B. Scott Swann
	Title:	Chief Executive Officer

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